UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): February 26, 2026

XWELL, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34785	20-4988129
(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 750-9595

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XWEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Private Placement

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2026 (the “Prior 8-K”), on February 24, 2026, XWELL, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a certain accredited investor for the issuance and sale of (i) shares of the Company’s newly-designated Series H Convertible Preferred Stock (“Preferred Stock”), with a par value of $0.01 per share and a stated value of $1,000 per share, convertible into shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), with an initial conversion price of $0.47 per share, and (ii) warrants (“Warrants”) to purchase shares of Common Stock, at an initial exercise price of $0.345 per share (collectively, the “Private Placement”).

The initial closing of the Private Placement with respect to 30,832 shares of Preferred Stock and Warrants to purchase up to 65,600,000 shares of Common Stock for aggregate gross proceeds of $30,832,000 occurred on February 27, 2026, and a subsequent closing of the Private Placement with respect to 501 shares of Preferred Stock and Warrants to purchase up to 1,065,957 shares of Common Stock for aggregate gross proceeds of $501,000 occurred on March 3, 2026. The Company collectively issued 31,333 shares of Preferred Stock initially convertible into up to 66,665,957 shares of Common Stock and Warrants to purchase up to 66,665,957 shares of Common Stock in the Private Placement. The aggregate gross proceeds from the Private Placement were $31,333,000.

In connection with the Private Placement, pursuant to a placement agency agreement (the “Placement Agency Agreement”), dated as of February 24, 2026, by and between the Company and Dominari Securities LLC (the “Placement Agent”), the Company engaged the Placement Agent to act as an exclusive placement agent in connection with the Private Placement and agreed to, among other things, issue to the Placement Agent warrants (the “Placement Agent Warrants”) to purchase up to 5,333,277 shares of Common Stock, with the same terms as the Warrants, except that the Placement Agent Warrants have a term of five (5) years from the date of issuance.

The descriptions of the terms of the Preferred Stock and of the Warrants and of the Registration Rights Agreement contained in Item 1.01 of the Prior 8-K are incorporated herein by reference. Those descriptions, as well as the foregoing descriptions of the Purchase Agreement, the Placement Agency Agreement and the Placement Agent Warrants, do not purport to be complete and are qualified in their entirety by reference to the forms of Certificate of Designations of the Series H Convertible Preferred Stock with the Secretary of State of the State of Delaware (the “Certificate of Designations”), the Warrants, the Registration Rights Agreement, the Purchase Agreement, the Placement Agency Agreement and the Placement Agent Warrants, which were filed as Exhibits 3.1, 4.1, 10.2, 10.1, 10.3 and 4.2, respectively, to the Prior 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K related to the Private Placement is incorporated herein by reference. In connection with the issuance of the Preferred Stock, Warrants and Placement Agent Warrants in the Private Placement described in Item 1.01, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder.

This report shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.03 Material Modification to Rights of Security Holders.

Filing of Certificate of Designations

On February 26, 2026, the Company filed the Certificate of Designations, thereby creating the Preferred Stock. The Certificate of Designations became effective with the Secretary of State of the State of Delaware upon filing.

Certificate of Elimination of Series G Convertible Preferred Stock

As previously reported in a Current Report on Form 8-K filed with the SEC on January 14, 2025, on January 14, 2025, the Company entered into a Securities Purchase Agreement with certain accredited investors (the “Preferred Investors”), pursuant to which it agreed to sell to the Preferred Investors (i) shares of the Company’s Series G Convertible Preferred Stock, par value $0.01 per share (the “Series G Preferred Stock”), (ii) Series A warrants to acquire shares of the Company’s Common Stock (the “Series A Warrants”), and (iii) Series B warrants to acquire shares of Common Stock (the “Series B Warrants,” and collectively with the Series A Warrants, the “Series Warrants”). In addition, as previously reported in a Current Report on Form 8-K, filed with the SEC on November 4, 2025, on November 3, 2025, the Company entered into that certain Securities Exchange and Amendment Agreement with the Preferred Investors, pursuant to which, among other things, the Company agreed to exchange a portion of the Company’s outstanding shares of Series G Preferred Stock held by the Preferred Investors, including all accrued and unpaid dividends thereon, for senior secured convertible notes (collectively, the “Notes”).

As previously reported on the Prior 8-K, the Company entered into that certain Omnibus Agreement, dated as of February 24, 2026, (the “Omnibus Agreement”), with the Preferred Investors, pursuant to which, the Company agreed to (i) repurchase from the Preferred Investors the Notes, (ii) redeem all outstanding shares of the Series G Preferred Stock, which were held by the Preferred Investors, and (iii) redeem all outstanding Series Warrants, which were held by the Preferred Investors, for an aggregate cash purchase price of $9,000,000, which was paid with the proceeds of the Private Placement (collectively, the “Repurchase”). The closing of the Repurchase occurred on March 2, 2026.

On March 4, 2026, in connection with the Repurchase, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with respect to the Series G Preferred Stock with the Delaware Secretary of State which became effective as of 4:00 p.m. Eastern Time on March 4, 2026. The Certificate of Elimination (i) eliminates the previous designation of 4,000 shares of Series G Convertible Preferred Stock, none of which were outstanding at the time of filing, (ii) causes such shares of Series G Preferred Stock to resume the status of authorized but unissued shares of preferred stock of the Company and (iii) eliminates all reference to the Series G Preferred Stock from the Company’s Amended and Restated Certificate of Incorporation, as amended.

The foregoing descriptions of terms and conditions of the Certificate of Elimination do not purport to be complete and are qualified in their entirety by the full text of the Certificate of Elimination which is attached hereto as Exhibit 3.2.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations of Series H Convertible Preferred Stock.
3.2	Certificate of Elimination of Series G Convertible Preferred Stock.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XWELL, INC.

Date: March 4, 2026	By:	/s/ Ezra T. Ernst
	Name:	Ezra T. Ernst
	Title:	President and Chief Executive Officer